Instil Bio Corporate Presentation September 2024 Nasdaq: TIL │ www.instilbio.com

Forward Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “expects,” "expected,” “exploring,” “future,” “intends,” “may,” “plans,” “potential,” “projects,” and “will” or similar expressions are intended to identify forward-looking statements. Forward-looking statements include express or implied statements regarding our expectations with respect to the license and collaboration agreement with ImmuneOnco, the therapeutic potential of SYN-2510 and SYN-27M, our global development strategy for SYN2510 and SYN-27M,clinical development of SYN-2510 and SYN-27M, including the timing, scope and designs of clinical studies, and the generation of clinical data for SYN-2510 and SYN-27M and the timing thereof, regulatory submissions, including IND submissions and clearances, interactions and approvals and the timing thereof; concerning or implying our ability to acquire and develop new product candidates; our research, development and regulatory plans for our product candidates; our expectations regarding our capital position, resources, and balance sheet and the lease of our U.S. manufacturing facility with respect thereto, and the potential impact thereof on development of any product candidates; and other statements that are not historical fact. Forward-looking statements are based on management's current expectations and are subject to various risks and uncertainties that could cause actual results to differ materially and adversely from those expressed or implied by such forward-looking statements, including risks and uncertainties associated with in-licensing or acquiring additional product candidates and clinical trial collaborations; the costly and time-consuming drug product development process and the uncertainty of clinical success; the risks inherent in relying on collaborators and other third parties, including for manufacturing and generating clinical data, and the ability to rely on any such data from clinical trials in China in regulatory filings submitted to regulatory authorities outside of China; the risks and uncertainties related to successfully initiating, enrolling, completing and reporting data from clinical studies, particularly collaborator-led clinical trials, as well as the risks that results obtained in any clinical trials to date may not be indicative of results obtained in ongoing or future trials and that our product candidates may otherwise not be effective treatments in their planned indications; risks related to macroeconomic conditions, including as a result of international conflicts and U.S.-China trade and political tensions, as well as interest rates, inflation, and other factors, which could materially and adversely affect our business and operations; the risks and uncertainties associated with the time-consuming and uncertain regulatory approval process for product candidates across multiple indications and multiple regulatory authorities; the impact of product candidates that may compete with those that we develop; and the sufficiency of our cash resources; and other risks and uncertainties affecting us and our plans and development programs, including those discussed in the section titled “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 filed with the SEC, as well as our other filings with the SEC. Additional information will be made available in other filings that we make from time to time with the SEC. Accordingly, these forward-looking statements do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements speak only as the date hereof, and we disclaim any obligation to update these statements except as may be required by law.

Global SYN-2510/IMM2510 Development Strategy



2H 2024
2025
2026
2027
NSCLC
Ph1b 2L+ monotherapy
Ph1b/2 1L chemo combo
Ph3 1L NSCLC**
Ph2 2L+ monotherapy*
TNBC
Ph1b 2L+ monotx.
Ph1b/2 1L chemo combo
Ph3 1L TNBC**
Ph2***
Indication Expansion
Renal Cell Carcinoma
Hepatocellular Carc.
Other Solid Tumors
SYN-27M Combo
China (ImmuneOnco)
US (Instil)
Global (both)

*Based on IND submission in Q4 2024
**Assumes positive Phase 2 data and alignment with regulatory agencies on registrational trial
***If required, based on discussions with regulatory authorities
TNBC: triple-negative breast cancer; NSCLC: non-small cell lung cancer

InstilBio

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Key features of SYN-2510, bispecific PD-L1xVEGF antibody

Differentiated design
- PD-L1 targeting
- VEGF trap
- ADCC-enhanced

Intellectual Property
- Composition of matter coverage into 2040 (US)

Collaboration with ImmuneOnco (HKEX:1541)
- In China, opportunity to leverage proof-of-concept data generation and accelerate clinical development

Combination of validated oncology mechanisms
- PD-L1 blockade
- VEGF blockade
- PD-(L)1xVEGF bispecifics have demonstrated superiority over standard of care and/or compelling clinical activity

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InstilBio

Key Competitor Landscape

	SYN-2510	BNT327 (Biotheus / BioNTech)	Ivonescimab (Akeso / Summit)
VEGF binding	VEGF-A, VEGF-B, PLGF	VEGF-A	VEGF-A
PD-1 or PD-L1	PD-L1	PD-L1	PD-1
ADCC	Enhanced ADCC	None	None
Key clinical data	Multiple responses in patients w/ prior PD-1 in Phase 1a trial	1L NSCLC*: 47% ORR 1L TNBC*: 79% ORR 2L SCLC*: 61% ORR	Superiority over Keytruda® in 1L NSCLC** Approved in 2L EGFRm NSCLC


VEGF Trap
Anti-PD-L1
ADCC-
enhanced


Anti-VEGF-A
Silenced Fc
(LALA)
Anti-PD-L1 VHH


Anti-VEGF-A
Anti-PD-1

*Source: BioNTech Q2 2024 earnings presentation
**Source: WCLC 2024 presentation

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PD-1xVEGF bispecific ivonescimab has demonstrated superiority vs Keytruda® 6 • Ivonescimab (PD-1xVEGF bispecific) monotherapy demonstrated stat. sig. improvement in PFS vs. Keytruda® monotherapy in 1L NSCLC • First randomized phase 3 trial reported of a regimen outperforming standard-of- care Keytruda® Source: WCLC 2024 presentation

PD-L1xVEGF bispecific BNT327 has demonstrated clinical activity in multiple solid tumors 7 • BNT327 has demonstrated “Strong single compound activity, and high ORRs observed in combination with CTx in various indications” Source: BioNTech Q2 2024 earnings presentation

SYN-2510 achieved responses in NSCLC patients with prior PD-1 inhibitor in Phase 1a

Squamous NSCLC



Treatment of duration for anti-tumor therapies and best of response
Paclitaxel albumin-binding type+Carboplatin
BOR: UK
TTP: UK
Docetaxel+Punebrine/Placebo
BOR=SD
TTP=12m
MW11 (PD-1 mAb)
BOR: UK
TTP: UK
IMM2510 (3mg/kg)
BOR=PR (-46.0%)
0
5
10
15
20
25
Note: Compassionate Use/Expanded Access
Duration of treatment (Months)

Squamous NSCLC



Treatment of duration for anti-tumor therapies and best of response
Toripalimab (PD-1 mAb)+Lenvatinib
BOR: UK
TTP: UK
Docetaxel+Cisplatin
BOR: PD
TTP: 2.2m
BAT6005 (TIGIT mAb)
BOR: PD
TTP: 0.7m
QBH196 (multitarget kinase inhibitor)
BOR: SD
IMM2510 (10mg/kg)
BOR=PR (-31.7%)
TTP: 9.5m
0
2
4
6
8
10
12
Note: Termination of treatment
Duration of treatment (Months)

SYN-2510 completed dose escalation up to 20 mg/kg Q2W with a manageable safety profile and no observed dose-limiting toxicities (DLT)

Source: ImmuneOnco internal company data on file

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InstilBio

SYN-2510 achieved multiple PR and SD in dose escalation 9 Source: ImmuneOnco interim results for the six months ended June 30, 2024

ImmuneOnco collaboration provides opportunity to accelerate global clinical development of SYN-2510 • Collaboration with ImmuneOnco (HKEX:1541), a Hong Kong-listed biotech developing SYN-2510/IMM2510 in China • Potential opportunities to utilize ImmuneOnco’s clinical dataset: ▪ Proof-of-concept in tumor types and subpopulations ▪ Supporting FDA regulatory filings ▪ As part of global trial to support potential registrational filings • SynBioTx, Inc.* has exclusive rights for SYN-2510 outside of Greater China and may collaborate with ImmuneOnco for China development of SYN-2510 to expand enrollment in indications of interest, explore novel combinations, and generate data to support potential future global clinical trials 10 *SynBioTx, Inc. is a wholly-owned subsidiary of Instil Bio

Recent Corporate Update (Q2’24 Earnings PR) 11

Thank you Investor Relations (972) 499-3350 investorrelations@instilbio.com